SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]	Preliminary Proxy Statement	[ ]	Soliciting Material Under Rule 14a-12
[ ]	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials

Citigroup Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials:
[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	1)	Amount previously paid:

	2)	Form, Schedule or Registration Statement No.:

	3)	Filing Party:

	4)	Date Filed:

Supplemental Cover Note to accompany Japanese translation of the Proxy Statement

[Citi Logo]
Citigroup Inc.
399 Park Avenue
New York, NY 10043

March 18, 2015

Dear Stockholder:

Citi’s annual stockholders’ meeting will be held on Tuesday, April 28, 2015, at 9AM in The Great Hall of The Cooper Union, in New York, New York. At the meeting, stockholders will vote on the proposals described in the enclosed proxy statement, so please take the time to read and carefully consider these proposals.

You will need an admission ticket or proof of ownership of Citi stock to enter the meeting. The close of business on February 27, 2015 is the record date for determining stockholders entitled to vote at the annual meeting.

Please sign, date and promptly return the enclosed proxy card in the enclosed envelope to Mitsubishi UFJ Trust and Banking Corporation (it need to be received by April 27, 2015), so that your shares will be represented whether or not you attend the annual meeting.

The enclosed proxy statement and the 2014 annual report are also available on Citi’s website at http://www.citigroup.com. Click on “About Us,” then “CORPORATE GOVERNANCE.”

With respect to the enclosed proxy statement, we have provided an excerpt Japanese translation of such proxy statement which extracts the necessary parts for stockholders’ reference, and the reference translation will be available on the website of Citi in Japan at http://www.citigroup.jp/japanese/. With respect to the enclosed 2014 annual report, a Japanese excerpt translation will be available on the same website at http://www.citigroup.jp/japanese/, and we respectfully request you read it as well.

[Mailing address for Proxy Card]
Citigroup Inc. Shareholder Services
Citigroup Inc. C/O Stock Transfer Agency Division of Mitsubishi UFJ Trust and Banking Corporation
P.O. Box 29, Shin Tokyo Post Office, Tokyo 137-8682, Japan
Need to be received by April 27, 2015.

[Contact for Citigroup Inc. Shareholder Services]
Mitsubishi UFJ Trust and Banking Corporation
Tell: 0120 -737-696 (toll free)
Business hours:	9:00 am to 5:00 pm, Monday to Friday (excluding holidays and the year end and New Year Holidays)

シティグループ・インク
パークアベニュー399 番地
10043 ニューヨーク州ニューヨーク市

2015 年 3 月 18 日

株主各位

シティの年次株主総会は、2015 年 4 月 28 日（火曜日）午前 9 時より、ニューヨーク州ニューヨーク市クーパーユニオン内グレートホールにて開催されます。この総会では、同封いたしました議決権代理行使参考書類に記載される各議案を審議いたしますので、当該議案をご覧いただき十分にご検討いただきますようお願い申し上げます。

総会会場への入場には、入場票またはシティの株主であることを証明する書面が必要となります。年次総会において議決権を行使できるのは、基準日である 2015 年 2 月 27 日の営業終了時における株主の皆様です。

年次総会にご出席されるか否かに関わらず、株主各位のご意思が反映されるようにするために、同封の委任状にご署名いただき日付をご記入の上、同封の封筒にて、三菱 UFJ 信託銀行株式会社宛てにご返送いただき（日本時間 2015 年 4 月 27 日必着）、議決権を行使してくださいますようお願い申し上げます。

同封いたしました議決権代理行使参考書類および 2014 年度年次報告書は、シティのウェブサイト http://www.citigroup.com でもご覧になれます。「AboutUs」をクリックし、次に「CORPORATEGOVERNANCE」にお進みください。

議決権代理行使参考書類につきましては、株主の皆様のご参考のため必要な事項を当該議決権代理行使参考書類から抜粋して日本語の翻訳を提供させていただくと共に、参考抄訳を日本におけるシティのウェブサイト http://www.citigroup.jp/japanese においても掲載する予定です。2014 年度年次報告書につきましても、同様に上記ウェブサイト http://www.citigroup.jp/japanese において日本語抄訳を掲載する予定ですので、そちらもあわせてご覧いただきますようお願い申し上げます。

【委任状の返送先】

〒137-8682　（受取人）新東京郵便局私書箱第 29 号
シティグループ・インク株式事務の連絡窓口
三菱 UFJ 信託銀行株式会社　証券代行部　気付
シティグループ・インク行
※日本時間 2015 年 4 月 27 日必着

【シティグループ・インク　株式事務の連絡窓口】

三菱 UFJ 信託銀行株式会社
電話：0120 -737-696（通話料無料）
電話受付時間：平日 9：00～17：00（土・日・祝祭日及び年末年始を除く）